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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                ----------------------

                                       FORM 8-K


                                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 27, 1998
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                 EXCELSIOR-HENDERSON MOTORCYCLE MANUFACTURING COMPANY
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                (Exact name of registrant as specified in its charter)


         MINNESOTA                    000-22765                 41-1771946
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)



     805 HANLON DRIVE
  BELLE PLAINE, MINNESOTA                                     56011
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 (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code (612) 873-5700
                                                  -----------------------------



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Item 8.   CHANGE IN FISCAL YEAR.

               On February 27, 1998, the Board of Directors of Excelsior-Henderson Motorcycle Manufacturing Company (the "Company") determined to change the Company's fiscal year to a 52-53 week year ending on the Saturday nearest December 31 regardless of whether such date is before or after December
31. This action is effective for the fiscal year of the Company ended January 3, 1998. Pursuant to Rule 13a-10(d)(1) under the Securities Exchange Act of 1934, as amended, no transition report is required to be filed with respect to this fiscal year change.







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                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        EXCELSIOR-HENDERSON MOTORCYCLE
                                          MANUFACTURING COMPANY




Date: March 3, 1998                     By /s/ Thomas M. Rootness
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                                          Thomas M. Rootness
                                          Senior Vice President of Finance and
                                          Administration and Chief Financial
                                          Officer